SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 12, 2008

Commission File Number 000-51158

TRUEYOU.COM INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)
13-4024017
(IRS Employer Identification No.)

232 Madison Ave, Suite 906, New York, New York  10016
(Address of principal executive offices)

Registrant’s telephone number including area code: (212) 500-5150

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On February 11, 2008, TrueYou.Com Inc. (the “Registrant”) determined to deregister its securities under the federal securities laws and on February 12, 2008, filed a Form 15 with the Securities and Exchange Commission. The Registrant is eligible to deregister its securities under the Securities Exchange Act of 1934, as amended, by filing a Form 15 because it has fewer than 300 holders of record of its common stock. Upon the filing of the Form 15, the Company's obligation to file certain reports with the Securities and Exchange Commission, including Forms 10-K, 10-Q and 8-K will immediately be suspended.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: February 12, 2008

TRUEYOU.COM INC.

By: /s/ Matthew Burris Name: Matthew Burris Title: Chief Operating Officer and Chief Financial Officer